Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - Menarva Ltd [Member] $ in Thousands	Apr. 01, 2021 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net liabilities, excluding $90 of cash acquired	$ (70)
Customer relationships, net of deferred tax liability	2,098
Goodwill	3,477
Total assets acquired	$ 5,505